GENERAL AMERICAN INVESTORS Company, Inc.

 Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.

   FINANCIAL SUMMARY

                                                       2000                   1999
   Net assets-December 31                       $1,305,039,463         $1,244,519,124
      Preferred Stock liquidation preference       150,000,000            150,000,000
      Common Stock                               1,155,039,463          1,094,519,124
   Net investment income                            13,805,530             11,168,875
   Net realized gain                               217,372,941            129,187,204
   Net increase (decrease) in unrealized
      appreciation                                (45,048,910)            164,358,438

   Per Common Share-December 31
      Net asset value                                   $39.91                 $41.74
      Market price                                      $36.00               $37.1875
   Discount from net asset value                         -9.8%                 -10.9%

   Common Shares outstanding-Dec. 31                28,940,544             26,219,377
   Common stockholders of record-Dec. 31                 5,182                  5,452
   Market price range* (high-low)                $44.00-$35.63          $37.19-$30.19
   Market volume-shares                              4,896,700              4,884,500

[FN]
   *Unadjusted for dividend payments.

   DIVIDEND Summary (per share)

                                              Ordinary
   Record Date             Payment Date        Income      Capital Gain         Total
   Common Stock
   Nov. 13, 2000           Dec. 21, 2000        $1.97(a)       $4.14           $6.11
   Jan. 29, 2001           Mar. 14, 2001          .06(b)        2.02            2.08
      Total from 2000 earnings                  $2.03          $6.16           $8.19
         (a) Includes short-term gain in the amount of $1.49 per share.
         (b) Represents short-term gain.

   Nov. 15, 1999           Dec. 21, 1999        $0.71(c)       $2.41           $3.12
   Jan. 24, 2000           Mar. 7, 2000           .33(d)        1.64            1.97
      Total from 1999 earnings                  $1.04          $4.05           $5.09
         (c) Includes short-term gain in the amount of $.29 per share.
         (d) Represents short-term gain.

   Preferred Stock
   Mar. 6, 2000            Mar. 23, 2000        $ .1281        $ .3219         $ .45
   Jun. 6, 2000            Jun. 23, 2000          .1281          .3219           .45
   Sep. 6, 2000            Sep. 25, 2000          .1281          .3219           .45
   Dec. 6, 2000            Dec. 26, 2000          .1281          .3219           .45
      Total for 2000                            $ .5124(e)     $1.2876         $1.80

         (e) Includes short-term gain in the amount of $.4056 per share ($.1014 per quarter).

   Mar. 8, 1999            Mar. 23, 1999        $ .0715         $ .3785        $ .45
   Jun. 7, 1999            Jun. 23, 1999          .0715           .3785          .45
   Sep. 7, 1999            Sep. 23, 1999          .0715           .3785          .45
   Dec. 6, 1999            Dec. 23, 1999          .0715           .3785          .45
      Total for 1999                            $ .2860(f)      $1.5140        $1.80
        (f) Includes short-term gain in the amount of $.1164 per share ($.0291 per quarter).

                    General American Investors Company, Inc.
                    450 Lexington Avenue, New York, NY 10017
                          (212) 916-8400 (800) 436-8401
                       E-mail: InvestorRelations@gainv.com

1 TO THE STOCKHOLDERS
--------------------------------------------------------------------------------
  General American Investors

General American Investors has had another exceptional year. For the twelve months ended December 31, 2000, the investment return to our common stockholders was 19.1%, consisting of a 17.6% increase in the net asset value per share (assuming reinvestment of all dividends) together with a slight decline in the discount at which our shares trade. By comparison, our benchmark, the Standard & Poor's 500 Stock Index (including income), declined 9.1%.

General American has been cited as the top performing US-listed, large-cap equity fund for the year 2000. Results for the past five years have been equally gratifying. Furthermore, the table that follows, which compares our returns on an annualized basis with the S&P 500, illustrates that General American's superior performance has been generational in nature.

Years       Stockholder Return      S&P 500

  3                 29.6%            12.2%
  5                 30.0             18.3
 10                 22.2             17.4
 20                 17.1             15.7
 30                 16.0             13.2
 40                 14.5             11.9


Last year's performance was driven by strong gains in financial services, health care and selected technology shares. By contrast, two core retail holdings, Home Depot and Wal-Mart, declined meaningfully. Everest Re Group, a property and casualty reinsurer, appreciated dramatically, and is now among our largest holdings, as did Golden West Financial - the California savings and loan company. Other standouts include Pfizer which has been in the portfolio for a decade and retains its position within our top ten holdings.

Total assets are now in excess of $1.3 billion including the capital raised in our $150 million preferred stock offering. By contrast, five years ago our assets were approximately $600 million. General American remains wholly independent and self-managed as it has been since its inception in 1927. The Company's operating costs in relation to average net assets are well below the equity mutual fund industry norm and portfolio turnover remains modest.

Long-term capital gain distributions for 2000 will total $6.16 per share, including $2.02 per share that will be distributed in March 2001. Because of tax requirements unique to our industry, gains realized in November and December are paid in the following calendar year. Total dividends attributable to 2000, including net income and short-term capital gains, amounted to $8.19 per share, or 20.5% of ending net asset value ("NAV"). This percentage has averaged 11.6% over the past 20 years.

The share repurchase program, a part of an ongoing effort to maximize NAV, continues apace. During 2000, 1,017,200 common shares were acquired at an average discount to NAV of 8.6%. The Board of Directors has authorized repurchases of common shares when they are trading at a discount in excess of 8% of NAV.

As in past years, our investments are focused on companies with strong financial characteristics and powerful positions in growing industries. Our fundamental approach to research relies upon a highly skilled staff of professionals supported by the latest technology.

In recent quarterly reports, we have described the effect that slowing economic activity together with rising costs can have on earnings and further, that we have employed certain hedging techniques to protect our own profits. It now seems evident that the economy is faltering as reflected in disappointing Christmas retail sales, declining auto sales, slackening labor markets and a general slowdown in manufacturing. While the Federal Reserve has begun to ease its monetary policy aggressively, the economy and stock market may not respond with characteristic vigor. Abetted by the wealth effect of a long bull market, consumers have been spending more than they make for some time. Corporations, likewise, have participated in a capital spending boom, creating capacity that will require time to fill, at the very least. Finally, the Fed's action is commencing with the market's price-to-earnings multiple at twice the average of prior easings. While guarded with respect to the outlook for the market overall, we remain highly confident that the quality of our holdings and the flexibility imparted by abundant cash reserves leave us well positioned in the current environment.

With regret, we report that Anthony M. Frank, a Director since 1992, resigned as a Director, to become effective at the time of the annual meeting in April. His wisdom and judgement have been highly regarded by the Board and his services to the Company greatly appreciated. He was always ready to make available his broad knowledge and experience gained as a prominent business and financial executive. We will miss him.

By Order of the Board of Directors,

Spencer Davidson
President and Chief Executive Officer
January 17, 2001

2 THE COMPANY
--------------------------------------------------------------------------------
  General American Investors

                               Corporate Overview

General American Investors, established in 1927, is one of the nation's oldest closed-end investment companies. It is an independent organization, internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the regulatory provisions of the Investment Company Act of 1940.

                                   Investment
                                     Policy

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.

The Company's investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. A listing of the directors with their principal affiliations, showing a broad range of experience in business and financial affairs, is on the inside rear cover of this report.

                                   Portfolio
                                    Manager

Mr. Spencer Davidson has been responsible for the management of General American's portfolio since he was elected President and Chief Executive Officer of the Company in August 1995. Mr. Davidson, who joined the Company in 1994 as senior investment counselor, has spent his entire business career on Wall Street since first joining an investment and banking firm in 1966.

                                     "GAM"
                                     Common
                                     Stock

As a closed-end investment company, General American Investors does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold with commissions determined in the same manner as all listed stocks. Net asset value is computed daily (on an unaudited basis) and is furnished upon request. It is also available on most electronic quotation services using the symbol "XGAMX." The figure for net asset value per share, together with the market price and the percentage discount or premium from net asset value as of the close of each week, is published in The New York Times, The Wall Street Journal and Barron's.

3 THE COMPANY
--------------------------------------------------------------------------------
  General American Investors

The ratio of market price to net asset value has shown considerable variation over a long period of time. While shares of GAM usually sell at a discount from their underlying net asset value, as do the shares of most other domestic equity closed-end investment companies, they, periodically, have sold at a premium over net asset value. The last time the Company's shares sold at a premium was the year-long period from March 1992 through April 1993. During 2000, the stock sold at discounts from net asset value which ranged from 0.3% (November 22) to 13.2% (March 3). At December 31, the price of the stock was at a discount of 9.8% as compared with a discount of 10.9 % a year earlier.

                                    "GAM Pr"
                                   Preferred
                                     Stock

On June 19, 1998, the Company issued and sold in an underwritten offering 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock with a liquidation preference of $25 per share ($150,000,000 in the aggregate).

The Preferred Shares are noncallable for 5 years, are rated "aaa" by Moody's Investors Service, Inc. and are listed and traded on the New York Stock Exchange (symbol, GAM Pr).

The preferred capital is available to leverage the investment performance of the Common Stockholders. As is the case for leverage in general, it may also result in higher market volatility for the Common Stockholders.

                                    Dividend
                                     Policy

The Company's dividend policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ending October 31 of that year. If any additional capital gains are realized or ordinary income is earned during the last two months of the year, a "spill-over" distribution of these amounts will be paid early in the following year to Common Stockholders. Dividends on shares of Preferred Stock are paid quarterly. Distributions from capital gains and ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since1939 and capital gain dividends in varying amounts have been paid for each of the years 1943-2000 (except for the year 1974). (A table listing dividends paid during the 20-year period 1981-2000 is shown at the bottom of page 6.) To the extent that full shares can be issued, dividends are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash. Spill-over dividends of nominal amounts are paid in cash only.

                                    Privacy
                                   Policy and
                                   Practices

General American Investors collects nonpublic personal information about its customers (stockholders) with respect to their transactions in shares of the Company's securities but only for those stockholders whose shares are registered in their names. We do not have knowledge of or collect personal information about stockholders who hold the Company's securities at financial institutions such as brokers or banks in "street name" registration.

We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our stockholders' nonpublic personal information.

4 INVESTMENT RESULTS
--------------------------------------------------------------------------------
  General American Investors


                   [CAPTION]
"Total return on $10,000 investment 20 years ended December 31, 2000"

The investment  return for a common  stockholder of General  American  Investors
(GAM) over the 20 years ended December 31, 2000 is shown in the table below and in the accompanying chart. The return based on GAM's net asset value (NAV) per common share in comparison to the change in the Standard & Poor's 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1981.

The Stockholder Return is the return a common stock holder of GAM would have achieved assuming reinvestment of all optional dividends at the actual reinvestment price and reinvestment of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

The GAM Net Asset Value (NAV) Return is the return on shares of the Company's common stock based on the NAV per share, including the reinvestment of all dividends.

The S&P 500 Return is the time-weighted total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

The results illustrated are a record of past performance and may not be indicative of future results.

                              GENERAL AMERICAN INVESTORS                  STANDARD & POOR'S 500
--------------------------------------------------------------------------------------------------
                 STOCKHOLDER RETURN         NET ASSET VALUE RETURN                RETURN
--------------------------------------------------------------------------------------------------
              CUMULATIVE       ANNUAL       CUMULATIVE      ANNUAL       CUMULATIVE      ANNUAL
              INVESTMENT       RETURN       INVESTMENT      RETURN       INVESTMENT      RETURN
--------------------------------------------------------------------------------------------------
     1981      $ 11,322       13.22 %       $ 10,110           1.10 %      $ 9,503         -4.97 %
     1982        13,506       19.29           11,972          18.42         11,551         21.55
     1983        15,709       16.31           14,727          23.01         14,156         22.55
     1984        14,584       -7.16           13,683          -7.09         15,045          6.28
     1985        18,202       24.81           18,472          35.00         19,824         31.77
--------------------------------------------------------------------------------------------------
     1986        20,236       11.17           20,535          11.17         23,529         18.69
     1987        16,976      -16.11           21,055           2.53         24,762          5.24
     1988        20,585       21.26           24,754          17.57         28,856         16.53
     1989        30,589       48.60           34,126          37.86         37,980         31.62
     1990        31,812        4.00           36,409           6.69         36,806         -3.09
     1991        58,853       85.00           58,651          61.09         47,995         30.40
     1992        67,551       14.78           60,734           3.55         51,638          7.59
     1993        56,797      -15.92           59,671          -1.75         56,864         10.12
     1994        52,333       -7.86           58,036          -2.74         57,586          1.27
     1995        63,438       21.22           71,721          23.58         79,181         37.50
--------------------------------------------------------------------------------------------------
     1996        75,796       19.48           86,043          19.97         97,321         22.91
     1997       108,070       42.58          113,620          32.05        129,758         33.33
     1998       141,906       31.31          153,546          35.14        166,804         28.55
     1999       197,562       39.22          209,437          36.40        201,766         20.96
     2000       235,296       19.10          246,381          17.64        183,426         -9.09

5 INVESTMENT RESULTS
--------------------------------------------------------------------------------
General American Investors


[Line graph with heading "20-YEAR INVESTMENT RESULTS ASSUMING AN INITIAL INVESTMENT OF $10,000" at top left hand side. The vertical axis is to the right side of the page and is labeled "CUMULATIVE VALUE OF INVESTMENT." The axis range is from $0 to $250,000 in $25,000 increments. The horizontal axis, on the bottom of the page, consists of the years 1981 through 2000 in one year increments. Within the graph are three lines. The first line represents GAM Stockholder Return. The second line represents GAM Net Asset Value, and the third line represents the S&P 500 Stock Index. The data points for the lines are derived from the columns labeled "Cumulative Investment" from the table on the preceding page. Also, embedded in upper left portion of the graph is a table which appears as follows:]


      COMPARATIVE ANNUALIZED INVESTMENT RESULTS
-----------------------------------------------------
   YEARS ENDED   STOCKHOLDER    GAM NET     S&P 500
DECEMBER 31, 2000  RETURN     ASSET VALUE STOCK INDEX
------------------------------------------------------
     1 year         19.1 %      17.6 %      -9.1 %
     5 years        30.0        28.0        18.3
    10 years        22.2        21.1        17.4
    15 years        18.6        18.9        16.0
    20 years        17.1        17.4        15.7

6 MAJOR STOCK CHANGES*: THREE MONTHS ENDED DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
  General American Investors

                                                                    SHARES HELD
INCREASES                                             SHARES     DECEMBER 31,2000
--------------------------------------------------------------------------------
ADDITIONS
    Alkermes, Inc.                                    45,000         165,000
    Brooktrout, Inc.                                  50,000         225,000
    Coca-Cola Enterprises Inc.                         1,500         526,500
    MedImmune, Inc.                                   25,000         214,000
    Molex Incorporated Class A                        15,000         644,000
    Shaw Industries, Inc.                             25,000         225,000
    SONICblue Incorporated (a)                       343,000         600,000



DECREASES
--------------------------------------------------------------------------------
ELIMINATIONS
    Buffets, Inc.                                  1,987,500 (b)           -
    DuPont Photomasks, Inc.                           85,000               -
    GelTex Pharmaceuticals, Inc.                     300,000 (c)           -
    GPU, Inc.                                        110,000 (b)           -
    Huntingdon Life Sciences Group plc-ADR            70,000               -
    Nvest Companies, L.P.                             82,000 (b)           -
    Smallworldwide plc                               200,000 (b)           -
    Spherion Corporation                              64,500               -

REDUCTIONS
    Cisco Systems, Inc.                               40,000         600,000 (d)
    Everest Re Group, Ltd.                            70,000         780,000
    Golden West Financial Corporation                 15,000         465,000
    HNC Software Inc.                                 50,000          50,000 (e)
    IDEC Pharmaceuticals Corporation                 140,000         225,000
    Lam Research Corporation                         150,000         350,000
    Manugistics Group, Inc.                          145,000          60,000 (f)
    Mitel Corporation                                100,000         130,000
    National Commerce Bancorporation                 300,000          25,000
    SPSS Inc.                                         60,000          35,500
    Uniroyal Technology Corporation                   13,000         753,000
    Visteon Corporation                              120,507          54,993
    Waste Management, Inc.                            40,000         373,000
    XL Capital Ltd.                                   85,000          66,000

* Excludes transactions in Stocks - Miscellaneous - Other.
(a) Formerly named S3 Incorporated.
(b) Shares disposed of in conjunction with a tender offer.
(c) Shares disposed of in conjunction with a merger.
(d) Excludes 150,000 shares sold short.
(e) Includes shares purchased in prior period and previously carried under Stocks-Miscellaneous-Other.
(f) Includes shares received in conjunction with a stock split.

[CAPTION]

The following table shows aggregate dividends paid per share on the Company's Common Stock for each year during the 20-year period 1981-2000. Amounts shown include payments made after year-end attributable to income and gain in each respective year.

DIVIDENDS PER COMMON SHARE (1981-2000)
--------------------------------------------------------------------------------
                       DIVIDEND FROM
   YEAR          INCOME#      CAPITAL GAINS
--------------------------------------------------------------------------------
   1981           $.63           $3.63
   1982            .36            1.15
   1983            .67            2.38
   1984            .28            1.35
   1985            .47            1.07
   1986            .36            2.15
   1987            .35            1.54
   1988            .29            1.69
   1989            .23            1.56
   1990            .21            1.65
   1991            .09            3.07
   1992            .03            2.93
   1993            .06            2.34
   1994            .06            1.59
   1995            .13            2.77
   1996            .25            2.71
   1997            .21            2.95
   1998            .47            4.40
   1999           1.04            4.05
   2000           2.03            6.16

#Includes short-term capital gains per share which amounted to $.08 in 1981, $.28 in 1983, $.12 in 1985, $.02 in 1989, $.03 in 1995, $.05 in 1996, $.62 in
 1999 and $1.55 in 2000.

7 TEN LARGEST INVESTMENT HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------
General American Investors

[CAPTION]

"The statement of investments as of December 31, 2000, shown on pages 10 and 11 includes 72 stock issues. Listed here are the ten largest stock holdings on that date."

                                                                                                   % TOTAL
                                                                         SHARES         VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
THE HOME DEPOT, INC.                                                   2,145,000     $97,999,688       7.5%
The dominant company in home center retailing, Home Depot's
innovative merchandising, strong balance sheet and excellent management has enabled the Company to continue to gain
share in a fragmented industry.
------------------------------------------------------------------------------------------------------------------------------------

EVEREST RE GROUP, LTD.                                                   780,000      55,867,500       4.3
The largest independent U.S. property/casualty reinsurer which generates annual premiums of $1.3 billion and has a high quality, well-reserved AA balance sheet. This Bermuda domiciled company has a strong management team that exercises prudent under-
writing discipline and efficient expense control, resulting in above-average earnings growth.
------------------------------------------------------------------------------------------------------------------------------------

IDEC PHARMACEUTICALS CORPORATION                                         225,000      42,651,562       3.3
A biopharmaceutical company which is committed to develop-
ing and commercializing effective treatments of selected cancers and autoimmune diseases. With proven products such as
Rituxan and a broad pipeline of product opportunities, IDEC is positioned for continued success.
------------------------------------------------------------------------------------------------------------------------------------

FORD MOTOR COMPANY                                                     1,650,500      38,683,593       3.0
A global manufacturer of automobiles, trucks and related parts. The company provides financial services through its Ford Motor Credit subsidiary and owns 81% of Hertz, the top car rental firm in the U.S.
------------------------------------------------------------------------------------------------------------------------------------

THE TJX COMPANIES, INC.                                                1,350,000      37,462,500       2.9
The leading off-price retailer of apparel and home fashions in the U.S. and worldwide. TJX has expanded through acquisitions and internal growth, has achieved financial strength and is positioned for sustainable growth.
------------------------------------------------------------------------------------------------------------------------------------

PFIZER INC.                                                              790,000      36,340,000       2.8
Well established as a leader in the pharmaceutical industry, Pfizer continues to reap the benefits of its commitment to research and development and its ability to effectively market products.
The recent launch of several new products serving large markets and development of a pipeline rich with many promising drug
candidates position Pfizer for strong long-term growth.
------------------------------------------------------------------------------------------------------------------------------------

GOLDEN WEST FINANCIAL CORPORATION                                        465,000      31,387,500       2.4
A savings and loan holding company with $50 billion in assets headquartered in Oakland, CA. It has a strong, conservative
management with a high level of insider ownership.  Excellent asset quality, tight expense control and efficient capital manage-
ment help produce above-average earnings increases.
------------------------------------------------------------------------------------------------------------------------------------

AMR CORPORATION                                                          800,000      31,350,000       2.4
The holding company of American Airlines, AMR is a global
market leader in air transportation and related information
services.
------------------------------------------------------------------------------------------------------------------------------------

M & T BANK CORPORATION                                                   450,000      30,600,000       2.3
A bank holding company with $30 billion in assets headquarter-
ed in Buffalo, NY. It has strong, opportunistic management
with a high level of ownership and a history of enhancing
shareholder value. High asset quality, excellent expense control, share repurchases and adroit acquisitions help generate above-
average earnings growth.
------------------------------------------------------------------------------------------------------------------------------------

WAL-MART STORES, INC.                                                    570,000      30,281,250       2.3
A policy of serving the mass market with everyday low prices, supported by the lowest cost structure has made Wal-Mart the world's largest retailer with ongoing growth opportunities in the U.S. and overseas.
                                                                                    $432,623,593      33.2%
                                                                                    ============      ====

8 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
  General American Investors

                                                                          DECEMBER 31,
ASSETS                                                           2000                    1999
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common Stocks
      (cost $457,376,112 and $400,200,912, respectively)        $  1,005,549,350    $ 1,010,419,262
   Corporate discount notes
      (cost $285,169,722 and $233,018,638, respectively)             285,169,722        233,018,638
                                                                ----------------    ---------------
                                                                   1,290,719,072      1,243,437,900
CASH, RECEIVABLES AND OTHER ASSETS
   Cash (including margin account balance of $2,899,267
      in 2000)                                                         3,112,551             92,743
   Receivable for securities sold                                        434,736          4,352,729
   Receivable from broker for proceeds on securities sold
     short                                                            67,808,111                  -
   Dividends, interest and other receivables                           2,754,152          2,613,692
   Prepaid Expenses                                                    5,078,299          4,423,775
   Other                                                                 557,437            580,184
                                                                   -------------      -------------
TOTAL ASSETS                                                       1,370,464,358      1,255,501,023
                                                                   -------------      -------------

LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                    3,921,101          2,781,760
   Preferred dividend accrued but not yet declared                       240,000            240,000
   Securities sold short, at value (proceeds $67,808,111)
     (note 1a)                                                        50,811,910                  -
   Accrued expenses and other liabilities                             10,451,884          7,960,139
                                                                     -----------         ----------
TOTAL LIABILITIES                                                     65,424,895         10,981,899
                                                                     -----------         ----------

NET ASSETS                                                        $1,305,039,463     $1,244,519,124
                                                                  ==============     ==============

NET ASSETS APPLICABLE TO PREFERRED STOCK AT A LIQUIDATION VALUE
  OF $25 PER SHARE                                                  $150,000,000       $150,000,000
                                                                  ==============     ==============

NET ASSETS APPLICABLE TO COMMON STOCK                             $1,155,039,463     $1,094,519,124
                                                                  ==============     ==============

NET ASSET VALUE PER COMMON SHARE                                          $39.91             $41.74
                                                                         =======             ======

NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

   7.20% Tax-Advantaged Cumulative Preferred Stock,
      $1 par value (note 2) Authorized 10,000,000 shares;
      outstanding 6,000,000 shares                                    $6,000,000         $6,000,000
   Common Stock, $1 par value (note 2)
      Authorized 50,000,000 shares; outstanding 28,940,544
      and 26,219,377 shares, respectively (exclusive of 9,400
      and 105,400 shares, respectively, held in Treasury)             28,940,544         26,219,377
   Additional paid-in capital ( note 2)                              645,307,453        551,566,976
   Undistributed realized gain on securities sold (note 2)            60,229,372         51,801,923
   Distributions in excess of net income (note 2)                      (367,345)        (1,047,502)
   Unallocated distributions on Preferred Stock                        (240,000)          (240,000)
   Unrealized appreciation on investments
      (including aggregate gross unrealized appreciation of
      $604,311,705 and $638,728,297, respectively)                   565,169,439        610,218,350
                                                                  --------------     --------------
TOTAL NET ASSETS                                                  $1,305,039,463     $1,244,519,124
                                                                  ==============     ==============

(see notes to financial statements)

9 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
GENERAL AMERICAN INVESTORS

                                                                          YEAR ENDED DECEMBER 31,
                                                                          2000               1999
INCOME
------------------------------------------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
       of $71,050 and $198,010, respectively)                           $7,646,236       $6,927,077
   Interest                                                             17,819,536       13,355,343
                                                                        ----------       ----------
TOTAL INCOME                                                            25,465,772       20,282,420
                                                                        ----------       ----------

EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                   7,766,966        5,291,925
   Administration and operations                                         2,542,419        2,372,064
   Office space and general                                                550,679          680,511
   Transfer agent, custodian and registrar fees and expenses               250,036          220,989
   Directors' fees and expenses                                            187,653          184,675
   Stockholders' meeting and reports                                       146,510          149,881
   Auditing and legal fees                                                 132,000          120,000
   Miscellaneous taxes (note 1c)                                            83,979           93,500
                                                                        ----------        ---------
TOTAL EXPENSES                                                          11,660,242        9,113,545
                                                                        ----------        ---------
NET INVESTMENT INCOME                                                   13,805,530       11,168,875
                                                                       -----------       ----------

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
------------------------------------------------------------------------------------------------------------------------------------

   Net realized gain on investments:
       Long transactions                                               213,312,192      129,187,204
       Short sale transactions (note 1b)                                 4,060,749                -
                                                                       -----------      -----------
   Net realized gain on investments (long-term, except for
       $43,284,041 and $16,905,418, respectively)                      217,372,941      129,187,204
   Net increase (decrease) in unrealized appreciation                  (45,048,910)     164,358,438
                                                                       ------------    ------------
NET GAIN ON INVESTMENTS                                                172,324,031      293,545,642
                                                                      -------------    ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $186,129,561     $304,714,517
                                                                      ============     ============

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED DECEMBER 31,
OPERATIONS                                                                 2000          1999
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                             $  13,805,530    $  11,168,875
   Net realized gain on sales of securities                            217,372,941      129,187,204
   Net increase (decrease) in unrealized appreciation                  (45,048,910)     164,358,438
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       186,129,561      304,714,517
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------

   From net income, including short-term capital gain                   (3,074,400)      (1,716,000)
   From long-term capital gain                                          (7,725,600)      (9,084,000)
                                                                       ------------     ------------
DECREASE IN NET ASSETS FROM PREFERRED DISTRIBUTIONS                    (10,800,000)     (10,800,000)

DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------

   From net income, including short-term capital gain                  (60,132,212)     (17,730,368)
   From long-term capital gain                                        (151,138,654)     (93,854,267)
                                                                      -------------    -------------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                      (211,270,866)    (111,584,635)

CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------

   Value of Common Shares issued in payment of dividends (note 2)      136,477,203       73,742,396
   Cost of Common Shares purchased (note 2)                            (40,015,559)     (30,486,251)
                                                                       ------------     ------------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS                           96,461,644       43,256,145
                                                                       ------------     ------------
NET INCREASE IN NET ASSETS                                              60,520,339      225,586,027

NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

BEGINNING OF YEAR                                                    1,244,519,124    1,018,933,097
                                                                     -------------    -------------
END OF YEAR (including distributions in excess of
  net income of $367,345 and $1,047,502, respectively)              $1,305,039,463   $1,244,519,124
                                                                    ==============   ==============
(see notes to
financial statements)

10 STATEMENT OF INVESTMENTS:DECEMBER 31, 2000
--------------------------------------------------------------------------------
General American Investors

COMMON STOCKS
------------------------------------------------------------------------------------------------------------------------------------

                           SHARES                                                                 VALUE (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------------------
CHEMICAL (INCLUDING        80,000 Union Carbide Corporation              (COST  $3,566,534)        $ 4,315,000
INSTRUMENTATION)                                                                                   -----------
(0.3%)
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND         75,000 Avanex Corporation (a)                                             4,467,187
INFORMATION SERVICES      225,000 Brooktrout, Inc. (a)                                               2,130,480
(4.9%)                    600,000 Cisco Systems, Inc. (a)                                           22,950,000
                          520,000 Cox Communications, Inc. Class A (a)                              24,017,500
                          275,000 NTL Incorporated (a)                                               6,582,812
                          142,500 Wolters Kluwer NV-ADR                                              3,883,125
                                                                                                    ----------
                                                                        (COST  $22,773,354)         64,031,104
                                                                                                    ----------

------------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE         400,000 Allaire Corporation (a)                                            2,012,500
AND SYSTEMS (3.3%)         50,000 HNC Software Inc. (a)                                              1,484,375
                           60,000 Manugistics Group, Inc. (a)                                        3,420,000
                          200,000 NCR Corporation (a)                                                9,825,000
                          300,000 Parametric Technology Corporation (a)                              4,031,250
                           35,500 SPSS Inc. (a)                                                        783,219
                          600,000 SONICblue Incorporated (a)                                         2,475,000
                          275,000 Synopsys, Inc. (a)                                                13,045,312
                          230,000 Viewpoint Corporation (a)                                          1,250,625
                          150,000 Wind River Systems, Inc. (a)                                       5,118,750
                                                                                                    ----------
                                                                       (COST  $37,014,812)          43,446,031
                                                                                                    ----------

------------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS         526,500 Coca-Cola Enterprises Inc.                                        10,003,500
AMD SERVICES (5.8%)       275,000 Ethan Allen Interiors, Inc.                                        9,212,500
                        1,650,500 Ford Motor Company                                                38,683,593
                           75,000 Keebler Foods Company                                              3,107,812
                          200,000 PepsiCo, Inc.                                                      9,912,500
                          225,000 Shaw Industries, Inc.                                              4,260,938
                           54,993 Visteon Corporation                                                  632,420
                                                                                                    ----------
                                                                         (COST $58,279,202)         75,813,263
                                                                                                    ----------

------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS (1.3%)        644,000 Molex Incorporated Class A             (COST $13,592,516)         16,381,750
                                                                                                    ----------


------------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL     373,000 Waste Management, Inc.                  (COST $5,272,841)         10,350,750
(INCLUDING SERVICES)                                                                                ----------
(0.8%)

------------------------------------------------------------------------------------------------------------------------------------
FINANCE AND INSURANCE     195,000 American International Group, Inc.                                19,219,688
(23.6%)                   375,000 AmerUs Group Co.                                                  12,140,625
                          550,000 Annaly Mortgage Management, Inc.                                   4,984,375
                          600,000 Annuity and Life Re (Holdings), Ltd.                              19,162,500
                              315 Berkshire Hathaway Inc. Class A (a)                               22,365,000
                           73,980 Central Securities Corporation                                     2,089,935
                          780,000 Everest Re Group, Ltd.                                            55,867,500
                          355,000 First Midwest Bancorp, Inc.                                       10,206,250
                          465,000 Golden West Financial Corporation                                 31,387,500
                          475,000 John Hancock Financial Services, Inc.                             17,871,875
                          450,000 M&T Bank Corporation                                              30,600,000
                          250,000 MetLife, Inc.                                                      8,750,000
                           25,000 National Commerce Bancorporation                                     618,750
                          300,000 PartnerRe Ltd.                                                    18,300,000
                          350,000 Reinsurance Group of America, Incorporated                        12,425,000
                          235,000 SunTrust Banks, Inc.                                              14,805,000
                          200,000 Transatlantic Holdings, Inc.                                      21,175,000
                           66,000 XL Capital Ltd                                                     5,766,750
                                                                                                   -----------
                                                                        (COST $107,887,625)        307,735,748
                                                                                                   -----------

--------------------------------------------------------------------------------
   General American Investors

COMMON STOCKS (Continued)
------------------------------------------------------------------------------------------------------------------------------------

                          SHARES                                                                    VALUE (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------------------
                       PHARMACEUTICALS (9.0%)
                       -------------------------------------------------------------------------------------------------------------
HEALTH CARE (11.3%)       165,000 Alkermes, Inc. (a)                                               $ 5,176,875
                          225,000 IDEC Pharmaceuticals Corporation (a)                              42,651,562
                           77,500 Johnson & Johnson                                                  8,142,344
                          270,000 Magainin Pharmaceuticals Inc. (a)                                    599,063
                          214,000 MedImmune, Inc. (a)                                               10,205,125
                          180,000 OSI Pharmaceuticals, Inc. (a)                                     14,422,500
                          790,000 Pfizer Inc.                                                       36,340,000
                                                                                                    ----------
                                                                         (COST $21,104,488)        117,537,469
                                                                                                   -----------

                       MEDICAL INSTRUMENTS AND DEVICES (1.3%)
                       -------------------------------------------------------------------------------------------------------------
                          290,000 Medtronic, Inc.                          (COST $862,614)          17,508,750
                                                                                                    ----------

                       HEALTH CARE SERVICES (1.0%)
                       -------------------------------------------------------------------------------------------------------------

                          317,000 BioReliance Corporation (a)                                        4,200,250
                          750,000 Covance Inc. (a)                                                   8,062,500
                                                                                                    ----------
                                                                          (COST $8,080,420)         12,262,750
                                                                                                   -----------
                                                                         (COST $30,047,522)        147,308,969
                                                                                                  ------------

------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS (3.0%)              Other                                  (COST $46,805,509)         39,469,660
                                                                                                    ----------
------------------------------------------------------------------------------------------------------------------------------------

OIL & NATURAL GAS         700,000 Repsol, S.A.-ADR                        (COST $8,236,884)         11,287,500
(INCLUDING SERVICES)                                                                                ----------
(0.9%)

------------------------------------------------------------------------------------------------------------------------------------
RETAIL TRADE (14.6%)      600,000 Costco Companies, Inc. (a)                                        23,962,500
                        2,145,000 The Home Depot, Inc. (b)                                          97,999,688
                        1,350,000 The TJX Companies, Inc.                                           37,462,500
                          570,000 Wal-Mart Stores, Inc.                                             30,281,250
                                                                                                   -----------
                                                                          (COST $47,869,734)       189,705,938
                                                                                                   -----------

------------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS (4.3%)     175,000 Brooks Automation, Inc. (a)                                        4,910,938
                          425,000 Cirrus Logic, Inc. (a)                                             7,968,750
                          400,000 EMCORE Corporation (a)                                            18,800,000
                        2,150,000 IQE plc (a)                                                        6,450,000
                          350,000 Lam Research Corporation (a)                                       5,075,000
                          133,624 MIPS Technologies, Inc. Class B (a)                                3,405,324
                          130,000 Mitel Corporation (a)                                              1,048,125
                          200,000 PRI Automation, Inc. (a)                                           3,750,000
                          753,000 Uniroyal Technology Corporation (a)                                4,706,250
                                                                                                    ----------
                                                                         (COST $49,934,011)         56,114,387
                                                                                                    ----------

------------------------------------------------------------------------------------------------------------------------------------
SPECIAL HOLDINGS              (e) Sequoia Capital IV                                                    30,000
(a)(c)                    546,000 Standard MEMS, Inc. Series A Convertible Preferred                 3,003,000
(NOTE 6) (0.2%)                                                                                      ---------
                                                                          (COST $3,992,654)          3,033,000(d)
                                                                                                     ---------
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (0.4%)         175,000 Thermo Electron Corporation (a)         (COST $2,930,773)          5,206,250
                                                                                                     ---------

------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION (2.4%)     800,000 AMR Corporation                        (COST $19,172,141)         31,350,000
                                                                                                    ----------

------------------------------------------------------------------------------------------------------------------------------------

                                          TOTAL COMMON STOCKS (77.1%)   (COST $457,376,112)      1,005,549,350
                                                                                                 -------------

--------------------------------------------------------------------------------
General American Investors

                       SHORT-TERM SECURITIES AND OTHER ASSETS
                       -------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                                                  VALUE (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------------------
 $72,100,000           Ford Motor Credit Company notes due 1/5-2/6/01; 6.35%-6.57%                $ 71,422,972
  69,600,000           General Electric Capital Corp. notes due 1/9-2/5/01; 6.41%-6.57%             68,869,898
  69,000,000           General Motors Acceptance Corp. notes due 1/2-1/26/01; 6.45%-6.58%           68,290,041
  77,500,000           Sears Roebuck Acceptance Corp. notes due 1/16-2/12/01; 6.25%-7.35%           76,586,811
                                                                                                  ------------
                                                                        (COST $285,169,722)        285,169,722
    Cash, receivables and other assets, less liabilities                                            14,320,391
                                                                                                  ------------
TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (22.9%)               (COST $299,490,113)        299,490,113
                                                                                                --------------
NET ASSETS                                                              (COST $756,866,225)     $1,305,039,463
                                                                                                ==============

(a) Non-income producing security.
(b) 2,100,000 shares held by custodian in a segregated custodian account as collateral for open short positions.
(c) Restricted security.
(d) Fair value of each holding in the opinion of the Directors.
(e) A limited partnership interest.


STATEMENT OF SECURITIES SOLD SHORT:DECEMBER 31, 2000
--------------------------------------------------------------------------------
General American Investors

                       COMMON STOCKS
                       -------------------------------------------------------------------------------------------------------------
      SHARES                                                                                      VALUE (NOTE 1a)
      -----------------------------------------------------------------------------------------------------------------
      16,500           Ariba, Inc.                                                                    $884,813
      64,000           ASM Lithography Holding N.V.                                                  1,444,000
      30,000           Asyst Technologies, Inc.                                                        403,125
     122,000           Atmel Corporation                                                             1,418,250
      35,000           Chartered Semiconductor Manufacturing Ltd.-ADR                                  923,125
     150,000           Cisco Systems, Inc.                                                           5,737,500
     128,800           The Dow Chemical Company                                                      4,717,300
      42,000           General Electric Company                                                      2,013,375
      50,000           INTERSHOP Communications AG                                                   1,557,500
      45,000           i2 Technologies, Inc.                                                         2,446,875
     152,000           Maxtor Corporation                                                              850,250
      50,000           MBNA Corporation                                                              1,846,875
      10,000           Micrel, Incorporated                                                            336,875
     131,250           MIPS Technologies, Inc. Class A                                               3,502,734
     308,000           Molex Incorporated                                                           10,934,000
     175,000           Southwest Bancorporation of Texas Inc.                                        7,514,063
     100,000           STMicroelectronics N.V.                                                       4,281,250
                                                                                                   -----------
TOTAL SECURITIES SOLD SHORT                                          (PROCEEDS $67,808,111)        $50,811,910
                                                                                                   ===========

(see notes to financial statements)

13 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
   General American Investors

--------------------------------------------------------------------------------
1. Significant Accounting Policies

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. Security Valuation Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the sale and the date on which the Company replaces the borrowed securities.

c. Federal Income Taxes The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d.  Other  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

--------------------------------------------------------------------------------
2.  capital Stock and Dividend Distributions

On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.
     The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.
     Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock.
     The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.
     At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.
     On March 8, 2000, stockholders approved an increase in the number of authorized shares of Common Stock from 30,000,000 to 50,000,000.

Transactions in Common Stock during 2000 and 1999 were as follows:

                                                         SHARES                       AMOUNT
                                              ------------------------------------------------------------
                                                    2000        1999          2000            1999
                                              ------------------------------------------------------------
      Shares issued in payment of dividends
         (includes 1,113,200 and 859,193 shares
         issued from Treasury, respectively)      3,738,367   2,231,251  $  3,738,367       $ 2,231,251
      Increase in paid-in capital                                         132,738,836        71,511,145
                                                                         ------------       -----------
         Total increase                                                   136,477,203        73,742,396
                                                                         ------------       -----------
      Shares purchased (at an average
         discount from net asset value of
         8.6% and 9.5%, respectively)             1,017,200     928,593    (1,017,200)         (928,593)
      Decrease in paid-in capital                                         (38,998,359)      (29,557,658)
                                                                         -------------      ------------
         Total decrease                                                   (40,015,559)      (30,486,251)
                                                                         -------------      ------------
      Net increase                                                        $96,461,644       $43,256,145
                                                                         =============      ============

--------------------------------------------------------------------------------
General American Investors

--------------------------------------------------------------------------------
2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS (Continued from bottom of previous page)

The cost of the 9,400 shares of Common Stock held in Treasury at December 31, 2000 amounted to $345,039.

Distributions in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.
--------------------------------------------------------------------------------
3.  OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS

The aggregate compensation paid by the Company during 2000 and 1999 to its officers amounted to $5,254,000 and $3,669,000, respectively.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

--------------------------------------------------------------------------------
4.  PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities and securities sold short (other than short-term securities) during 2000 were as follows:

                                   PURCHASES        SALES
                                ------------    ------------
Long transactions               $417,143,329    $573,280,321
Short sale transactions          140,745,545     212,614,405
                                ------------    ------------
Total                           $557,888,874    $785,894,726
                                ============    ============


At December 31, 2000, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
5.  General Information

Brokerage commissions during 2000 were $944,948.


--------------------------------------------------------------------------------
6.  Restricted Securities

                                                         DATE                                 VALUE
                                                       ACQUIRED             COST            (NOTE 1A)
                                                       --------         ----------        ------------
   Sequoia Capital IV*                                  1/31/84          $989,654           $30,000
   Standard MEMS, Inc. Series A Convertible Preferred  12/17/99         3,003,000         3,003,000
                                                                       ----------        ----------
   Total                                                               $3,992,654        $3,033,000
                                                                       ==========        ==========

* The amounts shown are net of distributions from this limited partnership interest which, in the aggregate, amounted to $4,703,157. The initial investment in the limited partnership was $2,000,000.

--------------------------------------------------------------------------------
7.  OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $314,000 for 2000. Minimum rental commitments under the operating lease are approximately $403,000 per annum in 2001 through 2002 and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 per annum in 2001 through 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

--------------------------------------------------------------------------------
8.  SUBSEQUENT EVENT

On January 17, 2001, the Board of Directors declared on the Common Stock a dividend of $60,156,812 from realized gains, including $58,421,519 from long-term capital gains and the balance from short-term gains (ordinary income). This dividend is payable in Common Stock, or in cash upon request, on March 14, 2001.



Unaudited
--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 13, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

15 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   General American Investors

[CAPTION]

"The following table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 2000. This information has been derived from information contained in the financial statements and market price data for the Company's shares."

                                                 2000       1999        1998       1997    1996
                                             ------------------------------------------------------
   PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of year         $ 41.74     $ 34.87     $ 29.15    $ 25.24   $ 23.94
                                              -------     -------     -------    -------   -------
     Net investment income                        .53         .45         .47        .21       .22
     Net gain on securities - realized
       and unrealized                            6.12       11.32        9.44       7.15      3.86
                                              -------     -------     -------    -------   -------
   Total from investment operations              6.65       11.77        9.91       7.36      4.08
                                              -------     -------     -------    -------   -------

   Less distributions on:

     Common Stock:
       Dividends from investment income         (2.30)(a)    (.71)(b)    (.48)      (.26)(c)  (.20)
       Distributions from capital gains         (5.78)      (3.77)      (3.24)     (3.19)    (2.58)
                                              -------     -------     -------    -------   -------
                                                (8.08)      (4.48)      (3.72)     (3.45)    (2.78)

     Preferred Stock:
       Dividends from investment income          (.11)(d)    (.07)(e)    (.03)        -          -
       Distributions from capital gains          (.29)       (.35)       (.20)        -          -
       Unallocated                                  -           -        (.01)        -          -
                                               -------     -------     -------    -------   -------
                                                 (.40)       (.42)       (.24)        -          -

   Total distributions                          (8.48)      (4.90)      (3.96)     (3.45)     (2.78)
                                               -------     -------     -------    -------    -------

   Capital Stock transaction -
     effect of Preferred Stock offering             -           -        (.23)         -          -
                                               -------     -------     -------    -------   -------


   Net asset value, end of year                $39.91     $ 41.74     $ 34.87    $ 29.15    $ 25.24
                                               ======     =======     =======    =======    =======
   Per share market value, end of year         $36.00     $ 37.19     $ 30.44    $ 26.19    $ 21.00
                                               ======     =======     =======    =======    =======



   TOTAL INVESTMENT RETURN - Stockholder
   Return, based on market price per share      19.10%      39.22%      31.31%     42.58%     19.48%



   RATIOS AND SUPPLEMENTAL DATA
   Total net assets, end of year
        (000's omitted)                     $1,305,039 $1,244,519   $1,018,933  $702,597   $597,597
   Net assets attributable to
       Common Stock, end of year
       (000's omitted)                      $1,155,039 $1,094,519     $868,933  $702,597   $597,597
   Ratio of expenses to average net assets
       applicable to Common Stock                 1.05%      1.01%        0.95%     0.98%      1.05%
   Ratio of net income to average net assets
     applicable to Common Stock                   1.24%      1.23%        1.50%     0.80%      0.88%
   Portfolio turnover rate                       40.61%     33.68%       34.42%    32.45%     33.40%

   PREFERRED STOCK
   Liquidation value, end of year
     (000's omitted)                          $150,000   $150,000     $150,000        -           -
   Asset coverage                                  870%       830%         679%       -           -
   Liquidation preference per share             $25.00     $25.00       $25.00        -           -
   Market value per share                       $24.25     $21.75       $25.88        -           -

   (a) Includes short-term capital gain in the amount of $1.82 per share.
   (b) Includes short-term capital gain in the amount of $.29 per share.
   (c) Includes short-term capital gain in the amount of $.05 per share.
   (d) Includes short-term capital gain in the amount of $.09 per share.
   (e) Includes short-term capital gain in the amount of $.028 per share.

16 REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
   General American Investors

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF GENERAL AMERICAN INVESTORS COMPANY, INC.

We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of General American Investors Company, Inc. as of December 31, 2000, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General American Investors Company, Inc. at December 31, 2000, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

New York, New York
January 12, 2001

OFFICERS
--------------------------------------------------------------------------------
Spencer Davidson
President and Chief
Executive Officer

Andrew V. Vindigni
Vice-President

Eugene L. DeStaebler, Jr.
Vice-President, Administration

Peter P. Donnelly
Vice-President and Trader

Diane G. Radosti
Treasurer

Carole Anne Clementi
Secretary




SERVICE COMPANIES
--------------------------------------------------------------------------------
COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

custodian
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
1-800-413-5499
www.mellon-investor.com

                                    DIRECTORS
                           GENERAL AMERICAN INVESTORS

LAWRENCE B. BUTTENWIESER, Chairman
Rosenman & Colin LLP, Partner

--------------------------------------------------------------------------------

ARTHUR G. ALTSCHUL, JR.
Diaz & Altschul Group, LLC, Managing Member
Delta Opportunity Fund, Ltd., Director
Medicis Pharmaceutical Corporation, Director
The Overbrook Foundation, Trustee
Soliloquy, Inc., Chairman

LEWIS B. CULLMAN
Cullman Ventures LLC, President
Chess-in-the-Schools, Chairman, Board of Trustees
Metropolitan Museum of Art, Trustee
Museum of Modern Art, Vice Chairman,
   International Council and Honorary Trustee
Neurosciences Research Foundation, Trustee
The New York Botanical Garden,
   Senior Vice Chairman, Board of Managers

SPENCER DAVIDSON
General American Investors Company, Inc.,
   President and Chief Executive Officer
Medicis Pharmaceutical Corporation, Director
Neurosciences Research Foundation, Trustee

GERALD M. EDELMAN
Neurosciences Institute of the Neurosciences
    Research Foundation, Director and President
The Scripps Research Institute, Chairman,
   Department of Neurobiology
Becton, Dickinson and Company, Director

ANTHONY M. FRANK
Belvedere Capital Partners, Founding Chairman
The Charles Schwab Corporation, Director
Temple-Inland Inc., Director

JOHN D. GORDAN, III
Morgan, Lewis & Bockius LLP, Partner

BILL GREEN
ClientSoft, Inc., Director
Commercial Capital Corp., Director
Energy Answers Corporation, Director
New York City Housing Development Corporation,
   Member and Vice Chair

SIDNEY R. KNAFEL
SRK Management Company, Managing Partner
BioReliance Corporation, Chairman
Insight Communications Company, Inc., Chairman
NTL Incorporated, Director

RICHARD R. PIVIROTTO
General Theological Seminary, Trustee
The Gillette Company, Non-executive Chairman
The Greenwich Bank and Trust Company, Director
Greenwich Hospital Corporation, Trustee
Immunomedics, Inc., Director
New York Life Insurance Company, Director
Princeton University, Charter Trustee Emeritus

JOSEPH T. STEWART, JR.
Foundation of the University of Medicine and
   Dentistry of New Jersey, Trustee
Marine Biological Laboratory, Member, Advisory Council

RAYMOND S. TROUBH
Diamond Offshore Drilling, Inc., Director
HealthNet, Inc., Director
Starwood Hotels & Resorts, Trustee
Triarc Companies, Inc., Director


--------------------------------------------------------------------------------
                      ARTHUR G. ALTSCHUL, CHAIRMAN EMERITUS
                       WILLIAM O. BAKER, DIRECTOR EMERITUS
                      WILLIAM T. GOLDEN, DIRECTOR EMERITUS